                                                                      EXHIBIT 99


                EZCORP ANNOUNCES HIGHER EARNINGS FOR FISCAL 2004

AUSTIN, TEXAS (DECEMBER 13, 2004) -- EZCORP, Inc. (Nasdaq: EZPW) announced today an increase in its previously reported results for its fiscal fourth quarter and fiscal year, which ended September 30, 2004.

During fiscal 2004, the Company withheld payments to a vendor pending a review of prior expense payments. Based on the findings of this review, the Company made the decision to not pay $400,000 of withheld payments. Since the condition existed at September 30, 2004 and was resolved prior to the issuance of the Company's financial statements, the benefit of not paying these accrued expenses is recognized in the fiscal 2004 period.

As a result, EZCORP increased its reported net income for the quarter and fiscal year ended September 30, 2004 to $2,873,000 ($0.22 per share) and $9,123,000
($0.70 per share). In a November 9, 2004 earnings announcement, the Company had announced net income for the quarter and fiscal year ended September 30, 2004 of $2,621,000 ($0.20 per share) and $8,871,000 ($0.68 per share).

EZCORP meets the short-term cash needs of the cash and credit constrained consumer by offering convenient, non-recourse loans collateralized by tangible personal property, commonly known as pawn loans, and short-term non-collateralized loans, often referred to as payday loans. The Company also sells merchandise, primarily collateral forfeited from its pawn lending operations, to consumers looking for good value. Currently, the Company operates 280 EZPAWN and 151 EZMONEY Payday Loan stores, 118 of which adjoin an EZPAWN location.

For additional information, contact Dan Tonissen at (512) 314-2289.

                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
             (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------

                                                                                              THREE MONTHS ENDED SEPTEMBER 30,
                                                                                              --------------------------------
                                                                                                   2004              2003
                                                                                               ------------      ------------
  1    Revenues:
  2        Merchandise sales                                                                   $     26,721      $     25,797
  3        Jewelry scrapping sales                                                                   14,040             8,813
  4        Pawn service charges                                                                      15,215            14,599
  5        Payday loan service charges                                                                7,750             3,739
  6        Other revenues                                                                               327               277
                                                                                               ------------      ------------
  7            Total revenues                                                                        64,053            53,225
  8    Cost of goods sold:
  9        Cost of merchandise sales                                                                 15,675            15,227
  10       Cost of jewelry scrapping sales                                                           11,397             7,167
                                                                                               ------------      ------------
  11           Total cost of goods sold                                                              27,072            22,394
                                                                                               ------------      ------------
  12   Net revenues                                                                                  36,981            30,831
  13
  14   Operations expense                                                                            22,480            20,193
  15   Bad debt and other direct expenses on payday loans                                             3,146             1,510
  16   Administrative expense                                                                         4,991             4,297
  17   Depreciation and amortization                                                                  1,874             2,137
                                                                                               ------------      ------------
  18       Operating income                                                                           4,490             2,694
  19
  20   Interest expense, net                                                                            375               472
  21   Equity in net income of unconsolidated affiliate                                                (448)             (350)
  22   Loss on sale of assets                                                                             3               144
  23   Impairment of investment                                                                          --             1,100
                                                                                               ------------      ------------
  24   Income before income taxes                                                                     4,560             1,328
  25   Income tax expense                                                                             1,687            (3,235)
                                                                                               ------------      ------------
  26   Income before cumulative effect of adopting a new accounting principle                         2,873             4,563
  27   Cumulative effect of adopting a new accounting principle, net of tax                              --                --
                                                                                               ------------      ------------
  28   Net income                                                                              $      2,873      $      4,563
                                                                                               ============      ============
  29
  30   Income per share, assuming dilution:
  31       Income before cumulative effect of adopting a new accounting principle              $       0.22      $       0.36
  32       Cumulative effect of adopting a new accounting principle, net of tax                          --                --
                                                                                               ------------      ------------
  33       Net income                                                                          $       0.22      $       0.36
                                                                                               ============      ============
  34
  35   Reconciliation of net income to comparable net income (a non-GAAP measure):
  36     Net income, as reported                                                               $      2,873      $      4,563
  37       Add back:  Cumulative effect of adopting a new accounting principle, net of tax               --                --
  38       Add back:  Impairment of investment, net of tax benefit                                       --               715
  39       Subtract:  Reduction of valuation allowance on deferred tax asset                             --            (3,700)
                                                                                               ------------      ------------
  40     Comparable net income (a non-GAAP measure)                                            $      2,873      $      1,578
                                                                                               ============      ============
  41
                                                                                               ------------      ------------
  42     Comparable net income per share, assuming dilution (a non-GAAP measure)               $       0.22      $       0.12
                                                                                               ============      ============
  43
  44   Weighted average shares - assuming dilution                                                   13,083            12,694

                                  EZCORP, INC.
         HIGHLIGHTS OF CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
             (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------


                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                                               ------------------------------
                                                                                                   2004              2003
                                                                                               ------------      ------------
  1    Revenues:
  2        Merchandise sales                                                                   $    116,816      $    113,792
  3        Jewelry scrapping sales                                                                   26,656            20,799
  4        Pawn service charges                                                                      59,090            58,175
  5        Payday loan service charges                                                               23,874            12,538
  6        Other revenues                                                                             1,361             1,045
                                                                                               ------------      ------------
  7            Total revenues                                                                       227,797           206,349
  8    Cost of goods sold:
  9        Cost of merchandise sales                                                                 67,682            68,606
  10       Cost of jewelry scrapping sales                                                           20,520            17,494
                                                                                               ------------      ------------
  11           Total cost of goods sold                                                              88,202            86,100
                                                                                               ------------      ------------
  12   Net revenues                                                                                 139,595           120,249
  13
  14   Operations expense                                                                            86,862            80,688
  15   Bad debt and other direct expenses on payday loans                                             9,103             4,685
  16   Administrative expense                                                                        21,845            17,008
  17   Depreciation and amortization                                                                  7,512             8,775
                                                                                               ------------      ------------
  18       Operating income                                                                          14,273             9,093
  19
  20   Interest expense, net                                                                          1,528             2,006
  21   Equity in net income of unconsolidated affiliate                                              (1,739)           (1,412)
  22   Loss on sale of assets                                                                             3               170
  23   Impairment of investment                                                                          --             1,100
                                                                                               ------------      ------------
  24   Income before income taxes                                                                    14,481             7,229
  25   Income tax expense                                                                             5,358            (1,170)
                                                                                               ------------      ------------
  26   Income before cumulative effect of adopting a new accounting principle                         9,123             8,399
  27   Cumulative effect of adopting a new accounting principle, net of tax                              --            (8,037)
                                                                                               ------------      ------------
  28   Net income                                                                              $      9,123      $        362
                                                                                               ============      ============
  29
  30   Income per share, assuming dilution:
  31       Income before cumulative effect of adopting a new accounting principle              $       0.70      $       0.67
  32       Cumulative effect of adopting a new accounting principle, net of tax                          --             (0.64)
                                                                                               ------------      ------------
  33       Net income                                                                          $       0.70      $       0.03
                                                                                               ============      ============
  34
  35   Reconciliation of net income to comparable net income (a non-GAAP measure):
  36     Net income, as reported                                                               $      9,123      $        362
  37       Add back:  Cumulative effect of adopting a new accounting principle, net of tax               --             8,037
  38       Add back:  Impairment of investment, net of tax benefit                                       --               715
  39       Subtract:  Reduction of valuation allowance on deferred tax asset                             --            (3,700)
                                                                                               ------------      ------------
  40     Comparable net income (a non-GAAP measure)                                            $      9,123      $      5,414
                                                                                               ============      ============
  41
                                                                                               ------------      ------------
  42     Comparable net income per share, assuming dilution (a non-GAAP measure)               $       0.70      $       0.43
                                                                                               ============      ============
  43
  44   Weighted average shares - assuming dilution                                                   13,122            12,552

                               EZCORP, INC.
          HIGHLIGHTS OF CONSOLIDATED BALANCE SHEETS (UNAUDITED)
          (in thousands, except per share data and store counts)
--------------------------------------------------------------------------------



                                                                   AS OF SEPTEMBER 30,
                                                                2004             2003
                                                             ------------     ------------
  1    Assets:
  2     Current assets:
  3       Cash and cash equivalents                          $      2,506     $      2,496
  4       Pawn loans                                               49,078           47,955
  5       Payday loans                                              7,292            3,630
  6       Pawn service charges receivable, net                      8,679            8,990
  7       Payday loan service charges receivable, net               1,474              735
  8       Inventory, net                                           30,636           29,755
  9       Deferred tax asset                                        9,711            8,163
  10      Federal income taxes receivable                              --              328
  11      Prepaid expenses and other assets                         2,321            1,726
                                                             ------------     ------------
  12        Total current assets                                  111,697          103,778
  13    Investment in unconsolidated affiliates                    16,101           14,700
  14    Property and equipment, net                                25,846           25,369
  15    Deferred tax asset, non-current                             4,946            4,391
  16    Other assets                                                5,732            5,452
                                                             ------------     ------------
  17        Total assets                                     $    164,322     $    153,690
                                                             ============     ============
  18   Liabilities and stockholders' equity:
  19    Current liabilities:
  20      Accounts payable and other accrued expenses        $     14,947     $     11,101
  21      Customer layaway deposits                                 1,645            1,792
  22      Federal income taxes payable                              2,043               --
                                                             ------------     ------------
  23        Total current liabilities                              18,635           12,893
  24    Long-term debt, less current maturities                    25,000           31,000
  25    Deferred gains and other long-term liabilities              3,958            4,319
                                                             ------------     ------------
  26        Total long-term liabilities                            28,958           35,319
  27    Total stockholders' equity                                116,729          105,478
                                                             ------------     ------------
  28        Total liabilities and stockholders' equity       $    164,322     $    153,690
                                                             ============     ============
  29
  30   Pawn loan balance per ending pawn store               $        175     $        171
  31   Inventory per ending pawn store                       $        109     $        106
  32   Book value per share                                  $       9.44     $       8.65
  33   Tangible book value per share                         $       9.23     $       8.44
  34   Pawn store count - end of period                               280              280
  35   Mono-line payday loan store count - end of period              125                4
  36   Shares outstanding - end of period                          12,362           12,188